UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2015

NEWPORT CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-01649	94-0849175
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1791 Deere Avenue, Irvine, California	92606
(Address of principal executive offices)	(Zip Code)

(949) 863-3144

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 — Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)                                 On August 18, 2015, the Board of Directors (the “Board”) of Newport Corporation (the “Company”) adopted a Certificate of Amendment to the Company’s Amended and Restated Bylaws, as previously amended on December 17, 2014 (the “Amended and Restated Bylaws”), which amends Section 2 of Article III of the Amended and Restated Bylaws to provide for majority voting in uncontested director elections.  Such amendment provides that, at any meeting of stockholders at which directors are to be elected, each nominee for election as a director in an “Uncontested Election” (as defined in such amended Section) shall be elected if the number of votes cast for the nominee’s election exceeds the number of votes cast against the nominee’s election.  Such amendment provides further that, in all director elections other than Uncontested Elections, the nominees for election as a director shall be elected by a plurality of the votes cast.

A copy of the Amended and Restated Bylaws, as amended, is attached to this report as Exhibit 3.1.

Item 8.01 — Other Events.

On August 18, 2015, in connection with its adoption of the Amended and Restated Bylaws, the Board adopted an amendment to the Company’s Corporate Governance Guidelines implementing a director resignation policy, which provides that any incumbent director who is not elected shall promptly tender his or her resignation as a director.  The Corporate Governance and Nominating Committee of the Board will, within ninety (90) days following the stockholder vote, consider such resignation offer and recommend to the full Board whether to accept or reject the resignation offer, or whether other action should be taken.  If the Board accepts a director’s resignation offer pursuant to this process, the Corporate Governance and Nominating Committee will recommend to the Board and the Board will thereafter determine whether to fill such vacancy or reduce the size of the Board.  Any director who tenders his or her resignation pursuant to this provision will not participate in the proceedings of either the Corporate Governance and Nominating Committee or the Board with respect to his or her own resignation offer.

Item 9.01 — Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Bylaws of the Company, as adopted by the Board of Directors of the Company effective as of August 16, 2010 and amended on December 17, 2014 and August 18, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPORT CORPORATION

Date: August 24, 2015	By:	/s/ Jeffrey B. Coyne
Jeffrey B. Coyne
Senior Vice President, General Counsel and
Corporate Secretary

Exhibit Index

Exhibit Number	Description
3.1	Amended and Restated Bylaws of the Company, as adopted by the Board of Directors of the Company effective as of August 16, 2010 and amended on December 17, 2014 and August 18, 2015.